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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Broadway Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

September 28, 2015

Dear Stockholder:

       On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, October 28, 2015.

       Stockholders will be asked at the Annual Meeting to vote on the election of three directors and on each of the other proposals described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

       Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, sign and date each proxy card you receive and return them to the Company as soon as possible in the postage-paid envelopes that have been provided. You may revoke your proxies at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

Sincerely,

Wayne-Kent A. Bradshaw
Chief Executive Officer

IMPORTANT:  If your Broadway Financial Corporation shares are held in the name of a brokerage firm or other nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy on your behalf.

If you have any questions or need any assistance in voting your shares, please telephone Brenda J. Battey, the Company's Investor Relations Representative, at (323) 634-1700, Ext 3264.

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

Notice of Annual Meeting of Stockholders
Wednesday, October 28, 2015
2:00 p.m.

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, October 28, 2015, for the following purposes:

  1.
  To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2018 or until their successors are elected and have been qualified;

  2.
  To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2015;

  3.
  To cast an advisory (non-binding) vote on executive compensation; and

  4.
  To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected September 14, 2015 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices during the ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please mail your proxy in the postage-paid envelope that has been provided. You may revoke this proxy at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

By Order of the Board of Directors

Steven N. Richman
 Secretary

Los Angeles, California
September 28, 2015

Broadway Financial Corporation
Proxy Statement

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

PROXY STATEMENT
Annual Meeting of Stockholders
Wednesday, October 28, 2015

GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Broadway Financial Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California, 90036, at 2:00 p.m. on Wednesday, October 28, 2015, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about September 28, 2015.

       The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed and the Bank became a wholly owned subsidiary of the Company on January 8, 1996. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS ARE
AVAILABLE AT http://www.broadwayfederalbank.com

RECORD DATE AND VOTING OF SHARES

       The Board has selected September 14, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 21,405,188 shares of the Company's voting common stock, par value $0.01 per share (the "Voting Common Stock"), were outstanding at the close of business on that date.

       A majority of the shares of Voting Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Voting Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders and on which they are entitled to vote. Abstentions will be treated as shares of Voting Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares of Voting Common Stock, commonly referred to as "broker non-votes", then those shares will be counted for general quorum purposes, but will not be considered as present and entitled to vote with respect to that matter.

       A plurality of votes cast by the holders of shares of Voting Common Stock is required for the election of directors. The affirmative vote of the majority of the shares of Voting Common Stock voting on the proposal will be required to: (i) ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm and (ii) adopt the non-binding proposal to approve executive compensation described in this Proxy Statement. Thus, abstentions and broker non-votes will not have any effect in the voting on these proposals.

       All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors, and FOR approval of each of the other proposals described in this Proxy Statement. Although the Board currently knows of no other matter to be presented at the Annual Meeting, if other matters are properly presented at the Annual Meeting and may properly be acted upon, the proxies solicited hereby will be voted in accordance with the best judgment of the persons named in such proxies.

REVOCATION OF PROXIES

       Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy card or other written notice of revocation to Alice Wong, Assistant Secretary of the Company, at 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

SOLICITATION OF PROXIES

       Proxies are being solicited by this Proxy Statement on behalf of the Board. The principal solicitation of proxies is being conducted by mail. Computershare, the Company's transfer agent, will assist in the solicitation of proxies at no additional fee except for reimbursement of certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company or the Bank, and the Company's financial advisor, none of whom will receive additional compensation for such solicitation. Proxies may be solicited by telephone, personal contact or other means. The Company will bear the cost of this solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares of the Company's Common Stock for their expenses incurred in forwarding solicitation material to beneficial owners of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

       The following table sets forth information as of August 31, 2015 concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, each director, each Named Executive Officer, and all current directors and executive officers as a group.

Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned	Percent of Voting Common Stock	Number of Shares of Non-Voting Common Stock Beneficially Owned(1)	Percent of Total Common Stock Outstanding(2)
United States Department of the Treasury	10,146,000	47.40%	-	34.89%
CJA Private Equity Financial Restructuring Master Fund I L.P.(3)	2,129,816	9.95%	6,169,320	28.54%
BBCN Bancorp, Inc.(4)	1,925,000	8.99%	-	6.62%
National Community Investment Fund(5)	1,048,000	4.90%	1,502,200	8.77%
Directors and Executive Officers:
Wayne-Kent A. Bradshaw(6)	105,966	0.49%	-	0.36%
Kellogg Chan(7)(8)	94,033	0.44%	-	0.32%
Robert C. Davidson, Jr.(7)(9)	119,425	0.56%	-	0.41%
A. Odell Maddox(7)(10)	38,250	0.18%	-	0.13%
Daniel A. Medina(7)(11)	51,999	0.24%	-	0.18%
Virgil Roberts(7)(12)	32,079	0.15%	-	0.11%
Erin Selleck(13)	962	0.00%	-	0.00%
Brenda J. Battey(14)	25,213	0.12%	-	0.09%
Norman Bellefeuille(15)	52,724	0.25%	-	0.18%
Ruth McCloud	-	0.00%	-	0.00%
All current directors and executive officers as a group (10 persons)	520,651	2.42%	-	1.79%

(1)
The non-voting common stock may be converted to common stock, only upon certain prescribed forms of sales to third parties that are not affiliated with such holder.
(2)
Percentages are based on the total of voting and non-voting common stock held by the respective stockholders shown in the table.
(3)
Christopher J. Acito, managing member of Christopher J. Acito & Associates LLC, has sole investment and voting power with respect to these shares. Christopher J. Acito & Associates LLC is the managing member of CJA Private Equity Financial Restructuring GP I Ltd., which is the general partner of CJA Private Equity Financial Restructuring Master Fund I LP. The address for CJA is 654 Madison Avenue, Suite 601, New York, NY 10065. CJA is an affiliate of Gapstow Capital Partners located at 654 Madison Avenue, Suite 601, New York, NY 10065.
(4)
Includes holdings of BBCN Bancorp, Inc. and its subsidiary BBCN Bank. The address for BBCN Bancorp, Inc. is 3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA 90010.
(5)
The address for National Community Investment Fund ("NCIF") is 135 South LaSalle, Suite 2040, Chicago, IL 60603.

(6)
Includes 11,735 allocated shares under the Employee Stock Ownership Plan ("ESOP"), and 75,000 shares subject to options granted under the Company's 2008 Long Term Incentive Plan (the "LTIP"), which options are all currently exercisable as of August 31, 2015.
(7)
Includes 3,125 shares subject to options granted under the LTIP, which options are all currently exercisable as of August 31, 2015.
(8)
Includes 50,000 shares held by the Kellogg & Bronwyn Chan Family Trust and 40,014 shares that are jointly owned with Mr. Chan's spouse, with whom Mr. Chan shares investment and voting power. Kellogg Chan and Bronwyn Chan share investment and voting power with respect to the shares held by the Kellogg & Bronwyn Chan Family Trust in their capacities as trustees of the trust.
(9)
Includes 115,496 shares that are held by the Robert and Alice Davidson Trust, dated August 11, 1982. Robert Davidson and Alice Davidson share investment and voting power with respect to the shares held by the Robert and Alice Davidson Trust in their capacities as trustees of the trust.
(10)
Includes 19,491 shares held jointly with his spouse with whom voting and investment power are shared.
(11)
Includes 48,068 shares that are held by the Martin Medina Family Trust. Mr. Medina and his wife share investment and voting power with respect to the shares held by the Martin Medina Family Trust in their capacities as trustees of the trust.
(12)
Includes 28,150 shares held jointly with his spouse with whom voting and investment power are shared.
(13)
Includes 962 shares held jointly with her spouse with whom voting and investment power are shared.
(14)
Includes 213 allocated shares under the ESOP.
(15)
Includes 224 allocated shares under the ESOP and 52,500 shares held jointly with his spouse with whom voting and investment power are shared.

PROPOSAL 1. ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation provides that the Board shall be divided into three classes, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting.

Information Concerning Nominees and Directors

       The following table sets forth the names and information regarding the persons who are currently members of the Board, including those nominated by the Board for election at the Annual Meeting. If elected, Messrs. Wayne-Kent A. Bradshaw and Kellogg Chan and Ms. Erin Selleck will each serve for a term of three years or until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his/her intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board.

Name	Age at August 31, 2015	Director Since	Term Expires	Positions Currently Held with the Company and the Bank
NOMINEES:
Wayne-Kent A. Bradshaw	68	2012	2015	President, Chief Executive Officer and Director
Kellogg Chan	76	1993	2015	Director
Erin Selleck	58	2015	-	Director
CONTINUING DIRECTORS:
Robert C. Davidson, Jr.	69	2003	2016	Director
A. Odell Maddox	69	1986	2017	Director
Daniel A. Medina	57	1997	2017	Director
Virgil Roberts	68	2002	2017	Director and Chairman of the Board

The Board of Directors unanimously recommends
that you vote for the above nominees.

       The following is a brief description of the business experience of the nominees and continuing directors for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Also set forth below for each nominee and continuing director is a description of the specific experience, qualifications, attributes or skills that led to the Board's conclusion that such person should serve as a director of the Company.

Nominees

       Wayne-Kent A. Bradshaw is the President and Chief Executive Officer of the Company and the Bank. He joined the Company in February of 2009 as the President and Chief Operating Officer. Mr. Bradshaw was elected to serve as a director of both the Company and the Bank in September 2012. Mr. Bradshaw was the Regional President for Community and External Affairs of Washington Mutual Bank from 2003 to 2009. He was President and Chief Executive Officer of the Los Angeles-based Family Savings Bank from 1989 until 2002 and Chief Deputy Superintendent for the State Banking Department from 1981 to 1983. Mr. Bradshaw has served on many community and educational boards. He most recently served on the Board of California State University Northridge, Northridge Hospital Medical Center and California Community Reinvestment Corporation.

       Mr. Bradshaw has over 45 years of experience in financial management and banking. Mr. Bradshaw has the proven ability to plan and implement programs which optimize opportunities to accelerate profitable growth in highly competitive environments. He has extensive experience in community banking, commercial banking and as a bank regulator. We believe this knowledge and experience qualifies him to serve on our board of directors.

       Kellogg Chan served as the Chairman and Chief Executive Officer of Universal Bank, f.s.b. from 1994 to 1995 and President and Chief Executive Officer of East-West Federal Savings and Loan Association from 1976 to 1992. Mr. Chan is retired.

       Mr. Chan has extensive experience in the thrift industry through a wide variety of economic and interest rate cycles. He has served in executive management positions in thrift institutions and has experienced a diversity of corporate cultures. His extensive executive management experience includes strategic planning and implementation, and the development, implementation and evaluation of internal control structures, particularly in the thrift industry. We believe this knowledge and experience qualifies him to serve on our board of directors.

       Erin Selleck served as Senior Executive Vice President and Treasurer of Union Bank until her retirement in 2014. In addition to her role as Union Bank's Treasurer, she served as a Policy Making Officer and Executive Committee member. Prior to joining Union Bank in 2002, she held a variety of positions within Corporate Treasury at Bank of America. She is currently serving on the Advisory Boards of two small private companies, CleanBlu and the Women Founders Network. She is on the Board of Directors and serves as Treasurer for Heal the Bay, and serves on the Board of Advisors for Girls Inc. of Greater Los Angeles.

       Ms. Selleck has extensive experience in finance, banking and capital markets. She has comprehensive expertise in all treasury functions including investments, funding and liquidity, interest rate risk, capital management and investor relations. As a banker for more than 25 years, she has deep knowledge of the banking industry and of the regulatory landscape in banking. Ms. Selleck also has extensive executive management experience with driving growth and profitability, guiding strategy, including mergers and acquisitions, and providing effective oversight of all enterprise risks, including cyber-security. We believe this knowledge and experience qualifies her to serve on our board of directors.

Continuing Directors

       Robert C. Davidson, Jr.    is the retired Chairman and Chief Executive Officer of Surface Protection Industries, a paint and specialty coatings manufacturing company he founded in 1978, which became one of the leading African American-owned manufacturing companies in California. Previously, he co-founded and served as Vice President of Urban National Corporation, a private venture capital corporation that was focused specifically on investing in minority-controlled businesses. Mr. Davidson currently serves on the boards of Morehouse College (Chairman), Art Center College of Design (Chairman), Jacobs Engineering Group, Inc. (a publicly traded professional service company), Cedars-Sinai Medical Center and the University Of Chicago Graduate School Of Business Advisory Council.

       Mr. Davidson has extensive entrepreneurial experience in developing and managing small and medium sized businesses. He has hands-on experience in marketing and sales, human resources and strategic planning and implementation. He has a long history with and extensive knowledge of the Company and of the markets and communities in which the Company operates.

       A. Odell Maddox is Manager of Maddox Co., a real estate property management and sales company, and has served in that capacity since 1986. Mr. Maddox has worked in property management, real estate brokerage and investment businesses for over 36 years.

       Mr. Maddox has extensive experience in real estate in Los Angeles, as well as significant experience in real estate lending and loan workouts. He has extensive entrepreneurial experience developing and managing small and medium-sized businesses. Mr. Maddox has a long history with and knowledge of the Company and the communities and markets in which the Company operates.

       Daniel A. Medina has been a research analyst for Needham & Company, LLC, a New York based investment bank since October 2009. Prior to working for Needham & Company, LLC, Mr. Medina was

Managing Director of Capital Knowledge, LLC, a consulting firm that provided financial advisory services. He had been with Capital Knowledge, LLC and its predecessor since April 1, 2000.

       Mr. Medina has extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He also has extensive knowledge of the capital markets and mergers and acquisitions, specifically within the financial services industry.

       Virgil Roberts has been Managing Partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry, since 1996. He currently serves on the Board of Directors of Community Build, Inc., Claremont Graduate School, Families in Schools, the Alliance for College Ready Public Schools, Southern California Public Radio and the James Irvine Foundation.

       Mr. Roberts is the Chairman of the Board of Directors of the Company and the Bank. Mr. Roberts' qualifications to serve on the Board include his extensive legal and business experience and community leadership. Mr. Roberts serves on a number of local community boards and provides leadership to local community groups. Mr. Roberts serves as the Chair of the Company's Corporate Governance Committee. Mr. Roberts brings leadership, management and regulatory experience to the Board.

Director Independence

       We have adopted standards for director independence pursuant to the Nasdaq Stock Market listing standards. The Board has considered relationships, transactions and/or arrangements with each of its directors and has determined that all six of the Company's non-employee directors are "independent" under applicable Nasdaq Stock Market listing standards and Securities and Exchange Commission ("SEC") rules.

Board Leadership Structure

       The position of Chairman of the Board is held by Mr. Roberts, who is an independent director. As the Chairman of the Board, Mr. Roberts provides leadership to the Board and works with the Board and executive management to define the Board's structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the Board, coordinates the agenda for meetings and serves as a liaison between the independent directors and management.

       Mr. Bradshaw serves as President and Chief Executive Officer of the Company. As such, he has general charge, supervision and management of the business affairs of the Company, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of the Company's strategic plans.

       The Board intends to continue to separate the Chairman and Chief Executive Officer positions. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows Mr. Bradshaw to focus his attention on implementing the Company's strategic plans, while a separate Chairman can devote full attention to Board leadership functions. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Risk Oversight

       The Board's role in the Company's risk management process includes reviewing regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Board reviews these reports to enable it to understand and assess the Company's risk identification, risk management and risk mitigation strategies. While the Board has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. In accordance with our audit committee charter, the Audit Committee assists the Board in its oversight of the Company's risk assessment and risk management policies as well as the procedures and the safety and soundness of the Company. The Loan Committee evaluates and manages credit risk and loan concentration risk, while the Internal Asset Review Committee reviews loan classifications and loss risk in the Bank's loan portfolio. In addition, the Asset and Liability Committee manages investment, interest rate, and financial risk exposure, the Compensation/Benefits Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements and the Corporate Governance Committee manages risks associated with the independence of the Board of Directors, potential conflicts of interest, and overall governance of the Company. While each committee oversees certain risks and the management of such risks, the entire Board is regularly informed of such risks through committee and management reports.

Identifying and Evaluating Nominees for Director

       The Company's Corporate Governance Committee is charged with the responsibilities of identifying and recommending candidates to the Board to be nominated for election as directors. The committee considers candidates suggested by its members, other directors and stockholders in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company's Bylaws. See "Stockholder Proposals for Presentation at the Annual Meeting" for additional information regarding stockholder nominations of director candidates.

       All director candidates, including those nominated by stockholders, are evaluated on the same basis. In determining the needs of the Board and the Company, the Corporate Governance Committee considers the qualifications of current directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally the committee believes that all directors should exemplify the highest standards of personal and professional integrity, have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Director candidates who are not current directors are interviewed by members of the committee and the Chief Executive Officer and the results of those interviews are considered by the committee and the Board in their deliberations.

       Neither the Corporate Governance Committee nor the Board has a formal policy on the consideration of diversity in identifying director candidates, although both may consider diversity when identifying and evaluating candidates. The Board may require a candidate to be sufficiently diverse from the other Board members, in ethnicity, educational, professional and/or managerial backgrounds and experience, to provide a range of perspectives and interests among the members of the Board.

Committees and Meetings of the Board

       The Company has three standing Board committees: the Audit Committee, Compensation/Benefits Committee and Corporate Governance Committee. The Board of Directors of the Bank has six

committees: the Audit Committee, Consent Order Compliance Committee, Compensation/Benefits Committee, Internal Asset Review Committee, Loan Committee and Corporate Governance Committee.

Company Committees

       The Audit Committee consists of Messrs. Maddox (Chairman) and Chan and Ms. Selleck. This committee is responsible for the engagement and oversight of the Company's independent registered public accounting firm. The Audit Committee, together with the corresponding committee of the Bank's Board of Directors, is also responsible for oversight of the internal audit function of the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. The Audit Committee held twelve meetings during 2014. The Audit Committee has a written charter, which was included as Appendix A to the Company's 2013 annual meeting proxy statement. All of the members of the Audit Committee are independent directors as defined under the Nasdaq Stock Market listing standards. In addition, Mr. Chan and Ms. Selleck meet the definition of "audit committee financial expert," as defined by the SEC. See "Audit Committee Report" on page 10.

       The Compensation/Benefits Committee consists of Messrs. Davidson (Chairman), Medina and Roberts. This committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters at the Company level. The Compensation/Benefits Committee has a written charter, which was included as Appendix B to the Company's 2013 annual meeting proxy statement. The Compensation/Benefits Committee held nine meetings during 2014.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is responsible for the review of the qualifications of persons being considered for election as directors, including existing directors, and for recommending candidates for nomination to the Board. The Corporate Governance Committee held three meetings in 2014. Nominees for the 2015 Annual Meeting were recommended by the Corporate Governance Committee and approved by the Board. There were no nominations by stockholders. The Corporate Governance Committee's duties and responsibilities and the qualifications for director nominees are described in the Corporate Governance Committee Charter, which was included as Appendix C to the Company's 2013 annual meeting proxy statement. All of the members of the Corporate Governance Committee are independent directors as defined under the Nasdaq Stock Market listing standards.

Bank Committees

       The Audit Committee consists of Messrs. Maddox (Chairman) and Chan and Ms. Selleck. This committee is responsible for the engagement and oversight of the Bank's independent registered public accounting firm. The Audit Committee is also responsible for oversight of the internal audit function and assessment of accounting and internal control policies. The Audit Committee held twelve meetings during 2014.

       The Consent Order Compliance Committee consists of Messrs. Medina (Chairman) and Davidson and Ms. Selleck. The Consent Order Compliance Committee was formed in late 2013 and is responsible for monitoring regulatory compliance. The Consent Order Compliance Committee held fourteen meetings during 2014.

       The Compensation/Benefits Committee consists of Messrs. Davidson (Chairman), Medina and Roberts. This committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters, as well as the appraisal of the Chief

Executive Officer's performance, determination of his salary and making recommendations regarding such matters for approval by the Board. The Compensation/Benefits Committee held seven meetings during 2014.

       The Internal Asset Review Committee consists of Messrs. Davidson (Chairman) and Medina. This committee is responsible for the review and approval of asset classifications and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the adequacy of the Bank's allowance for loan losses. The committee held twelve meetings during 2014.

       The Loan Committee consists of Messrs. Chan (Chairman), Maddox, Roberts, and Bradshaw, Ms. Selleck, and Mr. Bellefeuille, who is not a Board member but serves as the Bank's Chief Loan Officer. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies and approving specific loans in accordance with the Bank's loan policy. The Loan Committee held eight meetings during 2014.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is responsible for the review of the qualifications of persons being considered for election to the board of directors of the Bank, including existing directors, and for nominating candidates for election to the board of directors of the Bank. The Corporate Governance Committee held three meetings during 2014.

Board Meetings

       The Boards of Directors of the Bank and the Company each held 11 regular meetings during 2014. The Company's Board of Directors held two special meetings in 2014 and the Bank's Board of Directors held one special meeting in 2014. All directors attended at least 75% of all meetings held during 2014 by the Company's Board of Directors and the committees of the Board on which they served.

Director Attendance at Annual Meetings

       The Company encourages all members of the Board to attend the annual meeting of stockholders. Seven of the eight outside directors of the Company as of the 2014 Annual Meeting of Stockholders attended that meeting.

Communications with the Board

       The Board has an established process for stockholder communications with the Board. Stockholders may send communications to the Board or any individual director by mail addressed to: Board of Directors, Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. Communications addressed to the Board are reviewed by the Assistant Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board. Communications addressed to individual directors are forwarded directly to the office of the named director.

AUDIT COMMITTEE REPORT

       The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings by the Company under the Securities Act of 1933, as amended or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

       The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, as well as the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America, including Auditing Standards ("AS") 16, "Communications with Audit Committees". In addition, the Committee has discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including the matters in the written disclosures received by the Committee as required by the rules of the Public Company Accounting Oversight Board regarding the independence of such auditors, and has considered the compatibility of non-audit services provided by the auditors with the auditors' independence.

       The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations or audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2014. The Committee also approved the selection of the Company's independent registered public accounting firm.

                      Audit Committee
                      Mr. A. Odell Maddox, Chairman
                      Mr. Kellogg Chan
                      Ms. Erin Selleck

EXECUTIVE OFFICERS

       The following table sets forth information with respect to current executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually by the respective Boards of Directors.

Name	Age(1)	Principal Occupation during the Past Five Years
Brenda Battey	58	Senior Vice President and Chief Financial Officer of the Company since June 2013 and the Bank since April 2013. Senior Vice President and Senior Controller of Bank of Manhattan from September 2011 to June 2012. Senior Vice President and Controller of Community Bank from February 2010 to September 2010. Senior Vice President and Controller of First Federal Bank of California from 1997 to 2009.
Norman Bellefeuille	62	Senior Vice President and Chief Loan Officer of the Bank since July 2012. Lending Division Manager of Luther Burbank Savings from 2005 to July 2012.
Ruth McCloud	66	Senior Vice President / Chief Retail Banking Officer of the Bank since July 2014. Senior Vice President / Divisional Sales Manager of OneWest Bank from January of 2010 to June 2014. Senior Vice President Sales Manager & Strategic Initiatives of First Federal Bank of California from January 2004 to December 2009.

(1)
As of August 31, 2015

EXECUTIVE COMPENSATION

Compensation Tables

       The Summary Compensation Table includes information concerning the compensation paid to or earned by our Chief Executive Officer and our two other most highly compensated executive officers. Each executive officer is referred to as a named executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total ($)

Wayne-Kent A. Bradshaw	2014	$300,000	-	$23,987	$323,987

Chief Executive Officer	2013	$275,000	-	$22,652	$297,652

	2012	$272,292	-	$22,278	$294,570

Brenda J. Battey(4)	2014	$201,650	$35,490	$20,407	$257,547

Chief Financial Officer	2013	$96,057	-	$8,360	$104,417

Norman Bellefeuille(5)	2014	$212,550	$36,000	$20,922	$269,472

Chief Loan Officer	2013	$195,000	-	$17,045	$212,045

	2012	$93,125	-	$5,400	$98,525

(1)
Includes amounts deferred and contributed to the 401(k) Plan by the named executive officer.
(2)
The amounts shown represent performance-based bonuses earned in 2014 but paid in 2015.

(3)
Includes amounts paid by the Company to the 401(k) account of the named executive officer, and estimated allocations under our Employee Stock Ownership Plan. Also includes perquisites and other benefits consisting of automobile and telephone allowances.
(4)
Ms. Brenda J. Battey commenced her employment as the Company's Chief Financial Officer in June 2013.
(5)
Mr. Norman Bellefeuille commenced his employment as the Bank's Chief Loan Officer in July 2012.

Incentive Compensation

       The Bank's Incentive Plan for Management ("Plan") is designed to reward management for productivity, high performance and implementing the business plan and vision of the Bank. In order for the Plan participants to receive any form of payout, a minimum level of financial performance by the Bank must be achieved.

       The Plan has two types of objectives. The first are Bank objectives which are set by the Board of Directors in advance of the Plan year. The second are individual objectives that are set by the CEO for Plan participants. Targets are established and weighted for each objective. Executives are advised in advance of the Plan year what they can achieve as a percent of their base salary if bonus targets are achieved. For 2014, the Board established specific objectives in the following areas:

  1.
  Net Earnings
  2.
  Safety and Soundness Ratings
  3.
  Net Loan Growth
  4.
  Core Deposit Growth

       At the end of the Plan year, each goal was assessed and results calculated.

       The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2014.

Outstanding Equity Awards at December 31, 2014

	Option Awards

Name	Number of Securities Underlying Unexercised Options (Exercisable)	Option Exercise Price	Option Expiration Date

Wayne K. Bradshaw	75,000	$4.98	03/18/19

DIRECTOR COMPENSATION

       Members of the Board of Directors of Broadway Financial Corporation do not receive separate compensation for their service on the Board of Directors of Broadway Federal Bank.

       For the year ended December 31, 2014, each member of the Board of Directors of Broadway Financial Corporation received $1,000 per meeting for attending monthly board meetings and special meetings. The Chairman of the Board of Directors received an additional annual retainer of $10,000. Committee members received an additional annual retainer of $8,000. Committee Chairs received an additional annual retainer of $6,000, except for the Corporate Governance Committee Chair who received an additional annual retainer of $4,000.

       The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total

Kellogg Chan	$29,500	-	$29,500

Robert C. Davidson	$37,000	-	$37,000

Paul C. Hudson(3)	$23,000	$26,790	$49,790

Javier León(4)	$21,000	-	$21,000

A. Odell Maddox	$32,500	-	$32,500

Daniel Medina	$32,500	-	$32,500

Virgil Roberts	$38,500	-	$38,500

Renata Simril(5)	$6,000	-	$6,000

(1)
Includes payments of annual retainer fees, fees paid to chairmen and members of Board committees, and meeting attendance fees.
(2)
Includes premiums paid for medical, dental and group term life insurance.
(3)
Mr. Hudson resigned from the Board effective February 1, 2015.
(4)
Mr. León resigned from the Board effective February 1, 2015.
(5)
Ms. Simril resigned from the Board effective October 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company's current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2014, the Company did not have any loans to related parties or affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to report to the SEC their initial ownership of shares of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and any late filings or failures to file are to be disclosed in this Proxy Statement. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act. Based on our review of the reports under Section 16(a) that have been furnished to us, all such reports were filed on a timely basis during the last fiscal year, except for late filings of Forms 3 on behalf of Ms. Ruth McCloud and Ms. Renata Simril.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board has appointed Moss Adams LLP ("Moss Adams") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. This appointment is being submitted to the stockholders for their consideration and ratification. If the appointment of Moss Adams is not ratified by the stockholders, the Audit Committee will consider the stockholders' vote in deciding whether to reappoint Moss Adams as independent registered public accounting firm in the future.

       It is anticipated that representatives of Moss Adams will be present at the Annual Meeting. The Moss Adams representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders. Moss Adams performed the independent audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2014.

The Board of Directors unanimously recommends that you vote "FOR"
the proposal to ratify the appointment of Moss Adams LLP
as the Company's independent registered public accounting firm.

Principal Accountant Fees and Services

       The Audit Committee approves each engagement before the Company's independent accountants are engaged to render non-audit services for the Company or the Bank. The Audit Committee also preapproved all of the audit and audit-related services provided by Moss Adams LLP for the second and third quarters of 2014 and for the year ended December 31, 2014 and by Crowe Horwath LLP for the first quarter of 2014 and for the year ended December 31, 2013. The following table sets forth the aggregate fees billed to us by Moss Adams LLP and Crowe Horwath LLP for the years indicated.

	2014	2013
	(In thousands)
Audit fees(1)	$ 200	$ 192
Audit-related fees(2)	7	16

Total fees	$ 207	$ 208

(1)
Aggregate fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements included in the Company's Annual Report on Form 10-K and for the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)
Consultation fees billed for professional services rendered for the review of the Recapitalization transactions described elsewhere in the Company's Annual Report on Form 10-K and the Registration Statement on Form S-1 filed with the SEC by the Company relating to possible resales of common stock received by certain investors in the Recapitalization.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

       Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2016 proxy statement must set forth the proposal in writing and file it with the Secretary of the Company on or before January 21, 2016, or such later date as may be designated by the Board if the 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") is not held in June. The Board will review any stockholder proposal that is filed as required and will determine whether such proposal meets applicable criteria for inclusion in the proxy statement and for consideration at the 2016 Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2016 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company on or before May 25, 2016, or such later date as may be designated by the Board if the 2016 Annual Meeting is not held in June, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

       Under the Company's Bylaws, stockholder nominations for election of directors at the 2016 Annual Meeting may only be made pursuant to timely notice in writing received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's annual meeting of stockholders to be considered. The notice must state the nominee's name, age, business and residence addresses and principal occupation or employment and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-K

       The Company's 2014 Annual Report to Stockholders, which includes our Annual Report filed with the SEC on Form 10-K, as amended, and contains the Company's consolidated financial statements for the year ended December 31, 2014, accompanies this Proxy Statement.

       Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2014, as filed with the SEC, without the accompanying exhibits, by sending a written request to Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036 Attention: Investor Relations. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits attached to the Annual Report on Form 10-K upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Steven N. Richman Secretary September 28, 2015

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 Broadway Financial Corporation 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2018 and until their successors are elected and have been qualified. + 01 - Wayne-Kent A. Bradshaw 02 - Kellogg Chan 03 - Erin Selleck 01 0203 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees ForAgainst Abstain ForAgainst Abstain 2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for 2015. 3. To cast an advisory (non-binding) vote on executive compensation. 4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T 8 3 1 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 4 0263GA MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BROADWAY FINANCIAL CORPORATION + REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 28, 2015 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY I/we hereby constitute and appoint Wayne-Kent A. Bradshaw, with full power of substitution, as my/our attorney, agent and proxy, to attend and act as proxy at the 2015 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, on Wednesday, October 28, 2015 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we would be entitled to vote if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF SUCH OTHER PROPOSALS. I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I /we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompany the notice (the “Annual Meeting Proxy Statement”). (continued and to be signed on the reverse side) Non-Voting Items Change of Address — Please print new address below. + C

MMMMMMMMMMMM . Broadway Financial Corporation Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2018 and until their successors are elected and have been qualified. + 01 - Wayne-Kent A. Bradshaw 02 - Kellogg Chan 03 - Erin Selleck 01 0203 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees ForAgainst Abstain ForAgainst Abstain 2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for 2015. 3. To cast an advisory (non-binding) vote on executive compensation. 4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 4 8 3 1 2 2 0263HA MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BROADWAY FINANCIAL CORPORATION REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 28, 2015 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY I/we hereby constitute and appoint Wayne-Kent A. Bradshaw, with full power of substitution, as my/our attorney, agent and proxy, to attend and act as proxy at the 2015 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, on Wednesday, October 28, 2015 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we would be entitled to vote if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF SUCH OTHER PROPOSALS. I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I /we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompany the notice (the “Annual Meeting Proxy Statement”). (continued and to be signed on the reverse side)